T. Rowe Price GNMA Fund

Supplement to Summary Prospectus Dated October 1, 2017

On page 7, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2019, Keir R. Joyce will replace Andrew C. McCormick as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Joyce joined T. Rowe Price in 2001.

The date of this supplement is May 3, 2018.

F70-041-S 5/3/18